Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF TEXAS
AUSTIN DIVISION

NICOLAS WEIL, Derivatively on Behalf
Of Nominal Defendant ARTHROCARE
CORPORATION,

Plaintiff,	CASE NO.: 08-CA-787-SS

v.

MICHAEL A. BAKER, BARBARA D.

BOYAN, TORD B. LENDAU, TERRENCE

E. GEREMSKI, PETER L. WILSON,

JAMES G. FOSTER and DAVID F.

FITZGERALD,

Defendants.

And

ARTHROCARE CORPORATION,

Nominal Defendant.

NOTICE OF DERIVATIVE SETTLEMENT

TO:                          ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF ARTHROCARE CORPORATION (“ARTHROCARE” OR THE “COMPANY”) AS OF October 13, 2011

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, SHAREHOLDERS OF ARTHROCARE WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND ON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that the Plaintiffs in the above-captioned shareholder derivative litigation (the “Federal Derivative Action”), as well as Plaintiffs in the consolidated action pending in the District Court of Travis County, Texas, 53rd Judicial District, entitled In re ArthroCare Corporation Derivative Litigation, Case No. D-1-GN-003484 (collectively the “Derivative Actions”), and David Applegate, Michael A. Baker, Barbara D. Boyan, Richard A. Christensen, Michael Denker, David F. Fitzgerald, James G. Foster, Terrence E. Geremski, John H. Giroux, Sr., Michael T. Gluk, Tord B. Lendau, Michael Moehring, John T. Raffle, Fernando V. Sanchez, Jerry P. Widman, and Peter L. Wilson (the “Individual Defendants”) have reached an agreement to settle the shareholder derivative claims brought on behalf of ArthroCare.  The terms of the Settlement are set forth in a Stipulation of Settlement, dated August 29, 2011 (the “Stipulation”) include: (1) a cash payment to ArthroCare of $8,000,000 by certain insurers of ArthroCare; (2) corporate governance reforms to be adopted by ArthroCare; and (3) ArthroCare’s payment of Plaintiffs’ Counsel’s fees and expenses in the amount of $2,250,000.  The complete Stipulation is available for viewing and download at www.arthrocare.com.

On December 8, 2011, at 2:00 p.m., a hearing (the “Settlement Hearing”) will be held in Courtroom 2  before the United States District Court for the Western District of Texas, Austin Division, 200 West Eighth Street, Austin, Texas 78701, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; (2) whether the Derivative Actions should be dismissed on the merits and with prejudice; and (3) whether the agreed-upon sum for Plaintiffs’ attorneys’ fees and litigation expenses should be approved.

Any shareholder of ArthroCare that objects to the Settlement of the Derivative Actions shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of October 13, 2011.  Any shareholder of ArthroCare who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense or may appear on their own. However, no shareholder of ArthroCare shall be heard at the Settlement Hearing unless no later than fourteen (14) days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and Counsel for ArthroCare, a written notice of objection, stating their ground for opposing the Settlement, and providing proof of both their status as a shareholder and the dates of stock ownership in ArthroCare. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the court at the address below on or before November 28, 2011, with service by hand or by first class mail on the following parties on or before November 28, 2011:

Clerk of the Court

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF TEXAS

AUSTIN DIVISION

200 West Eighth Street

Austin, Texas 78701

Counsel for Federal Plaintiffs:

Albert M. Myers

KAHN SWICK & FOTI, LLC

206 Covington Street

Madisonville, LA 70447

Kenneth J. Vianale

VIANALE & VIANALE LLP

2499 Glades Road, Suite 112

Boca Raton, FL 33431

Counsel for State Plaintiffs:

Kevin Seely

ROBBINS UMEDA LLP

610 West Ash Street, Suite 1800

San Diego, CA 92101

Robin Winchester

KESSLER TOPAZ MELTZER & CHECK LLP

280 King of Prussia Road

Radnor, PA 19087

Counsel for ArthroCare:

Robert Brownlie

DLA PIPER LLP (US)

401 B Street, Suite 1700

San Diego, CA 92101-4297

PLEASE DO NOT CONTACT THE COURT OR ARTHROCARE REGARDING THIS NOTICE